                 AmeriCredit Automobile Receivables Trust 1997-A
                      Class A-1 5.5150% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.540% Asset Backed Notes
                        6.740% Asset Backed Certificates
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     04/01/97
Monthly Period Ending:        04/30/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                                             $175,860,324
                                                                                                                      ------------

     B.   Purchase of Subsequent Receivables                                                                            46,167,192
                                                                                                                      ------------

     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                  at end of period                                                   5,641,625
                                                                                  ------------
          (2)  Collections on Receivables paid off
                  during period                                                        970,069
                                                                                  ------------
          (3)  Receivables becoming Liquidated Receivables
                  during period                                                        243,039
                                                                                  ------------
          (4)  Receivables becoming Purchased Receivables
                  during period
          (5)  Cram Down Losses occurring during period                           ------------
          (6)  Other Receivables adjustments                                               810
                                                                                  ------------
          (7)  Less amounts allocable to Interest                                   (3,468,503)

          Total Monthly Principal Amounts                                                                                3,387,040
                                                                                                                      ------------

     D.   End of period Aggregate Principal Balance                                                                   $218,640,476
                                                                                                                      ------------
                                                                                                                      ------------

     E.   Pool Factor                                                                                                   97.173571%
                                                                                                                      ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                 Class A-1         Class A-2         Class A-3          TOTAL
                                                                 ---------         ---------         ---------

     A.   Beginning of period Note Balance                      $ 55,278,762      $ 86,625,000      $ 70,300,000      $212,203,762
                                                                ------------------------------------------------------------------

     B.   Noteholders' Principal Distributable Amount              3,387,040                 0                 0         3,387,040
     C.   Noteholders' Accelerated Principal Amount                1,986,784                 0                 0         1,986,784
     D.   Accelerated Payment Amount Shortfall                       654,458                 0                 0           654,458
     E.   Note Prepayment Amount                                          60                 0                 0                60
                                                                ------------------------------------------------------------------


     F.   End of period Note Balance                             $49,250,420       $86,625,000       $70,300,000      $206,175,420
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------

     G.   Note Pool Factors                                       81.811329%       100.000000%       100.000000%        94.957016%
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------


IIl. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.   Beginning of period Certificate Balance                                                                       $7,875,000
                                                                                                                      ------------

     B.   Certificateholders' Principal Distributable Amount                                                                     0
     C.   Certificateholders' Accelerated Principal Amount                                                                       0
     D.   Certificate Prepayment Amount                                                                                          0
                                                                                                                      ------------

     E.   End of period Certificate Balance                                                                             $7,875,000
                                                                                                                      ------------
                                                                                                                      ------------

     F.   Certificate Pool Factor                                                                                      100.000000%
                                                                                                                      ------------

IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                              $46,167,252
                                                                                                                      ------------
     B.   Purchase of Subsequent Receivables                                                         (46,167,192)
     C.   Investment Earnings                                                                             57,111
                                                                                                    ------------
     D.   Investment Earnings Transfer to Collections Account                                            (57,111)
     E.   Payment of Mandatory Prepayment Amount                                                             (60)
                                                                                                    ------------
                                                                                                                       (46,167,252)
                                                                                                                      ------------
     F.       End of period Pre-Funding Account balance                                                                         $0
                                                                                                                      ------------
                                                                                                                      ------------

V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                               $3,387,040
                                                                                                                      ------------
     B.   Required Pro-forma Security Balance                                                        194,590,024
                                                                                                    ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      216,691,722
                                                                                                    ------------
     D.   Step-down Amount  (B. - C.)                                                                                            0
                                                                                                                      ------------
     E.   Principal Distributable Amount  (A.- D.)                                                                      $3,387,040
                                                                                                                      ------------
                                                                                                                      ------------

VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                                        $96,182
                                                                                                                      ------------
     B.   Monthly Capitalized Interest Amount                                                            (96,182)
                                                                                                    ------------
     C.   Investment Earnings                                                                                775
                                                                                                    ------------
     D.   Investment Earnings Transfer to Collections Account                                               (775)
                                                                                                    ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                                    0
     F.   Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                    ------------
                                                                                                                           (96,182)
                                                                                                                      ------------
     G.   End of period Capitalized Interest Account balance                                                                    $0
                                                                                                                      ------------
                                                                                                                      ------------

VlI. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                  (net of Liquidation Proceeds)                                                       $6,611,694
                                                                                                    ------------
          (2)  Liquidation Proceeds collected
                  during period                                                                          120,902
                                                                                                    ------------
          (3)  Purchase Amounts deposited in Collection
                  Account
          (4) (a)   Investment Earnings - Collection Account                                              21,806
                                                                                                    ------------
              (b)   Investment Earnings - Transfer From Prefunding Account                                57,111
                                                                                                    ------------
              (c)   Investment Earnings - Transfer From Capitalized Interest Account                         775
                                                                                                    ------------
          (5)  Collection of Supplemental Servicing Fees                                                  21,970
                                                                                                    ------------
          (6)  Monthly Capitalized Interest Amount                                                        96,182
                                                                                                    ------------
          (7)  Mandatory Prepayment Amount
                                                                                                    ------------
          Total Available Funds                                                                                          6,930,440
                                                                                                                      ------------

     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees                      432,720
                                                                                  ------------
          (2)  Agent fees                                                                7,051
                                                                                  ------------
          (3)  Noteholders' Interest Distributable Amount
                  (a)    Class A - 1                                                   237,115
                                                                                  ------------
                  (b)    Class A - 2                                                   389,933
                                                                                  ------------
                  (c)    Class A - 3                                                   383,135
                                                                                  ------------

          (4)  Noteholders' Principal Distributable Amount
                  (a)    Class A - 1                                                 3,387,040
                                                                                  ------------
                  (b)    Class A - 2                                                         0
                                                                                  ------------
                  (c)    Class A - 3                                                         0
                                                                                  ------------

          (5)  Certificateholders' Interest Distributable Amount                        44,231
                                                                                  ------------
          (6)  Certificateholders' Principal Distributable Amount                            0
                                                                                  ------------
          (7)  Security Insurer Premiums                                                62,431
                                                                                  ------------

          Total distributions                                                                                            4,943,656
                                                                                                                      ------------


     C.   Excess Available Funds  (or Deficiency Claim Amount)                                                           1,986,784
                                                                                                                      ------------

     D.   Noteholders' Accelerated Principal Amount                                                                     (1,986,784)
                                                                                                                      ------------

     E.   Certificateholders' Accelerated Principal Amount                                                            ------------

     F.   Deposit to Spread Account                                                                                             $0
                                                                                                                      ------------

VllI.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds  (VI.C.)                                                             $1,986,784
                                                                                                    ------------
     B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                         216,691,722
                                                                                                    ------------
     C.   Required Pro Forma Security Balance   (89% x (I.D.+IV.F.)                                  194,590,024
                                                                                                    ------------
     D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                               22,101,698
                                                                                                    ------------
     E.   End of Period  Class A-1 Note Balance                                                       51,891,662
                                                                                                    ------------
     F.   Greater of D. or E.                                                                         51,891,662
                                                                                                    ------------
     G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                           $1,986,784
                                                                                                                      ------------

IX   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                                $216,691,722
                                                                                                    ------------
     B.   Required Pro Forma Security Balance                                                        194,590,024
                                                                                                    ------------
     C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                               22,101,698
                                                                                                    ------------
     D.   End of Period  Class A-1 Note Balance                                                       51,891,662
                                                                                                    ------------
     E.   Greater of C. or D.                                                                         51,891,662
                                                                                                    ------------
     F.   Excess Available Funds  (VI.C.)                                                              1,986,784
                                                                                                    ------------
     G.   Investment Earnings on Collection Account                                                       21,806
                                                                                                    ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                             $49,926,684
                                                                                                                      ------------
                                                                                                                      ------------

X.   RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                                   $16,094,947
                                                                                                                      ------------

     B.   Additions to Spread Account
          (1)       Deposits from Collections Account    (VI. F.)                                              0
                                                                                                    ------------
          (2)       Investment Earnings                                                                   82,107
                                                                                                    ------------
          (3)       Deposits Related to Subsequent Receivables Purchases                               4,155,047
                                                                                                    ------------

          Total Additions                                                                                                4,237,154
                                                                                                                      ------------


     C.   Spread Account balance prior to withdrawals                                                                   20,332,101
                                                                                                                      ------------

     D.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                        $15,195,170
                                                                                                    ------------
          (2)  Subsequent Spread Account Deposits                                                      5,054,825
                                                                                                    ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                             20,249,995
                                                                                                    ------------
          (4)  9% of end of period Aggregate Principal Balance                                        19,677,643
                                                                                                    ------------
          (5)  $100,000                                                                                  100,000
                                                                                                    ------------
          (6)  2% of Original Pool Balance                                                             4,500,000
                                                                                                    ------------
          (7)  End of period Note and Certificate Balance                                            214,050,420
                                                                                                    ------------
          (8)  Lesser of (6) or (7)                                                                    4,500,000
                                                                                                    ------------
          (9)  Greater of (5) or (8)                                                                   4,500,000
                                                                                                    ------------
          (10) Aggregate Principal Balance                                                           218,640,476
                                                                                                    ------------
          (11) End of period Note and Certificate Balance                                            214,050,420
                                                                                                    ------------
          (12) Line (10) less line (11)                                                                4,590,056
                                                                                                    ------------
          (13) OC level     (12) / (10) ,   Maximum 11%                                                    2.10%
                                                                                                    ------------
          (14) 14% less OC level, if OC level is greater than 5%                                             n/a
                                                                                                    ------------
          (15) Percent in (13) or (14))  x  End of period Aggregate Principal Balance                      n/a
          (16) 15% of end of period Aggregate Principal Balance if Trigger Date                            n/a
                                                                                                    ------------

          Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)                         19,677,643
                                                                                                                      ------------


     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                                    ------------
          (2)  Priority Second through Third
                                                                                                    ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall               49,926,684
                                                                                  ------------
          Accelerated Payment Amount Shortfall in Excess of Requisite Amount                             654,458
                                                                                                    ------------
          (4)  Priority Fifth through Sixth
                                                                                                    ------------
          (5)  Priority Seventh - to Servicer                                                                  0
                                                                                                    ------------

          Total withdrawals                                                                                                654,458
                                                                                                                      ------------


     F.   End of period Spread Account balance                                                                         $19,677,643
                                                                                                                      ------------
                                                                                                                      ------------

XI.  PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                  delinquent more than 30 days
                  at end of period                                                                   $11,095,408
                                                                                                    ------------
          (2)  Purchased Receivables with Scheduled
                  Payment delinquent more than 30
                  days at end of period
                                                                                                    ------------
          (3)  Beginning of period Principal Balance                                                 222,027,516
                                                                                                    ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      5.00%
                                                                                                                      ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                                     3.72%
                                                                                                                      ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                              0.00%
                                                                                                                      ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                                2.91%
                                                                                                                      ------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                                                           yes
                                                                                                                      ------------


     B.   Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                                $1,058,638
                                                                                                    ------------
          (2)  Cumulative Defaulted Receivables Including
                  Defaulted Receivables in Current Period                                              1,060,232
                                                                                                    ------------
          (3)  Original Pool Balance                                                                 224,999,940
                                                                                                    ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                    0.47%
                                                                                                                      ------------
          (5)  Compliance (Default Test Failure is a Cumulative
                  Default Rate equal to or greater than 5.26%.)                                                            yes
                                                                                                                      ------------


     C.   Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                                $243,039
                                                                                                    ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                                    ------------
          (3)  Cram Down Losses occurring during period
                                                                                                    ------------
          (4)  Liquidation Proceeds collected during period                                             (120,902)
                                                                                                    ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                  122,137
                                                                                                    ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                 1,594
                                                                                                    ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                      153,332
                                                                                                    ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date    225,000,000
                                                                                                    ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                                              0.12%
                                                                                                                      ------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 3.01%.)                                                            yes
                                                                                                                      ------------


     D.   Extension Rate
          (1)  Principal Balance of Receivables extended during current period                           153,173
                                                                                                    ------------
          (2)  Beginning of Period Aggregate Principal Balance                                       222,027,516
                                                                                                    ------------
          (3)  Extension Rate (1) divided by (2)                                                                             0.07%
                                                                                                                      ------------
          (4)  Previous Monthly Extension Rate                                                                               0.04%
                                                                                                                      ------------
          (5)  Second previous Monthly Extension Rate                                                                        0.00%
                                                                                                                      ------------
          (6)  Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                                0.04%
                                                                                                                      ------------
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                              yes
                                                                                                                      ------------

XII. DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                                    #               750        $9,042,762
                                                                                             -------------------------------------
          (2)  61-90 days                                                                                    153         1,857,899
                                                                                             -------------------------------------
          (3)  over 90 days                                                                                   16           194,747
                                                                                             -------------------------------------

          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                                               919       $11,095,408
                                                                                             -------------------------------------

XIV. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                         15,153
                                                                                                                      ------------

     B.   Number of Subsequent Receivables Purchased                                                                         3,879
                                                                                                                      ------------

     C.   Number of Receivables becoming Liquidated
               Receivables during period                                                                                       172
                                                                                                                      ------------

     D.   Number of Receivables becoming Purchased
               Receivables during period
                                                                                                                      ------------

     E.   Number of Receivables paid off during period                                                                         121
                                                                                                                      ------------

     F.   End of period number of Receivables                                                                               18,739
                                                                                                                      ------------
                                                                                                                      ------------


XV.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                           19.74%
                                                                                                                      ------------

     B.   Weighted Average Remaining Term of the Receivables                                                                 51.29

     C.   Average Receivable Balance                                                                                       $11,668
                                                                                                                      ------------

     D.   Aggregate Realized Losses                                                                                       $123,731
                                                                                                                      ------------



AmeriCredit Financial Services, Inc.


By:
          ----------------------------------------
Name:     Daniel E. Berce
          ---------------
Title:    Executive Vice-President
          ------------------------
          Chief Financial Officer & Treasurer
          -----------------------------------
Date:     May 5, 1997
          -----------